EXHIBIT 10.5

                                 LOAN AGREEMENT

         This LOAN AGREEMENT ("Agreement"), dated as of February 23, 1999, is by and between NA ACQUISITION CORP., a Pennsylvania corporation (the "Borrower") and ARTRA GROUP INCORPORATED, a Pennsylvania corporation (the "Lender").

                                    RECITALS

         A. The Borrower and WorldWide Web NetworX Corporation, a Delaware corporation ("WWWX," and as hereinafter provided, the "Guarantor") are parties to an Acquisition Agreement dated on or about the date hereof (the "Acquisition Agreement"), pursuant to which the Borrower has agreed to acquire from WWWX, and WWWX has agreed to transfer to the Borrower, certain Assets (as hereinafter defined).

         B. The Lender, the Borrower, and WWWX are parties to an Agreement and Plan of Merger of even date herewith (the "Merger Agreement"), pursuant to which WWWX Merger Subsidiary, Inc., a wholly owned subsidiary of the Borrower, will merge into the Lender (the "Merger").

         C. Concurrently with the execution and delivery of the Merger Agreement, the Lender has agreed to provide certain credit facilities to the Borrower, for the purposes and on the terms and conditions hereinafter set forth. This Agreement is the "Loan Agreement" referenced in the recitals to the Merger Agreement.

         NOW THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         The  following  terms  shall  have  the  following   meanings  in  this
Agreement:

         "Acquisition Agreement" shall have the meaning given that term in the Recitals, and shall include all exhibits, amendments, modifications, and supplements thereto as may be in effect from time to time.

         "Agreement" shall mean this Loan Agreement, together with all exhibits, amendments, modifications, and supplements hereto as may be in effect from time to time.

         "AsseTrade" shall mean AsseTrade.com, Inc., a Delaware corporation.

         "AsseTrade Common Stock" shall mean the shares of common stock of AsseTrade included in the Assets acquired by the Borrower from WWWX pursuant to the Acquisition Agreement, which shares constitute 25% of the issued and outstanding shares of voting common stock of AsseTrade.



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         "Assets"  shall mean all of the assets  acquired by the  Borrower  from
WWWX pursuant to the Acquisition Agreement, including without limitation the BarterOne Assets and the AsseTrade Common Stock.

         "BarterOne" shall mean BarterOne, LLC, a Delaware limited liability company which has been or will be dissolved by WWWX prior to the Merger.

         "BarterOne Assets" shall mean all of the assets which were owned by BarterOne prior to its dissolution by WWWX, and which are being acquired by the Borrower from WWWX pursuant to the Acquisition Agreement, including without limitation the worldwide, perpetual licensing rights to the ORBIT System Software (On-Line Reciprocal Business and Inventory Transaction System), an electronic commerce system to be used as a transaction tool over the internet.

         "Closing" shall mean the execution and delivery to the Lender of all of the documents, instruments, and agreements required by the terms of this Agreement, and the delivery to the Borrower of the initial Loan proceeds.

         "Closing Date" shall mean the date on which the Closing takes place.

         "Collateral" shall mean the Assets and any and all other property of the Borrower (whether real or personal), in which a lien or security interest has been granted to the Lender, pursuant to any of the Loan Documents and all amendments, modifications, exhibits and schedules to any of the foregoing as may be in effect from time to time.

         "Default" shall mean the occurrence of any fact, condition or event which with the giving of notice or lapse of time, or both, without cure, would be an Event of Default.

         "entrade" shall mean any entity now or hereafter created by the Borrower to conduct the entrade Business.

         "entrade Business" shall mean the business operations of the Borrower related to the BarterOne Assets, whether conducted through a wholly owned subsidiary of the Borrower or otherwise.

         "entrade Interest" shall mean the Borrower's shares of capital stock, membership interests, or other equity interests in entrade.

         "Event of Default" shall have the meaning given such term in Article VI of this Agreement.

         "Guaranty" shall mean the Guaranty between WWWX and the Lender, dated as of the date of this Agreement, in form and substance satisfactory to the Lender, by which the Guarantor agrees to guarantee and act as surety for the Obligations.


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         "Guarantor" shall mean WWWX, as guarantor under the Guaranty.

         "Loan" shall have the meaning given such term in Section 2.1 of this Agreement.

         "Loan Documents" shall mean this Agreement, the Note, the Pledge Agreement, the Security Agreement, the Guaranty, and all other agreements, amendments, modifications, restatements, certificates, financing statements, schedules, reports, notices, and exhibits now or hereafter executed or delivered in connection with any of the foregoing, as may be in effect from time to time.

         "Merger Agreement" shall have the meaning given that term in the Recitals, and shall include all exhibits, amendments, modifications, and supplements thereto as may be in effect from time to time.

         "Note" shall have the meaning given such term in Section 2.5 of this Agreement.

         "Obligations" shall mean the obligations of the Borrower to pay the principal, any interest and any other liabilities of the Borrower under this Agreement and the other Loan Documents in accordance with the terms thereof.

         "Pledge Agreement" shall mean the pledge agreement between the Borrower as pledgor and the Lender as pledgee, dated as of the date of this Agreement, in form and substance satisfactory to the Lender, by which the Borrower pledges the Pledged Securities to the Lender.

         "Pledged Securities" shall mean the AsseTrade Common Stock and (if applicable) the entrade Interest.

         "Security Agreement" shall mean the security agreement between the Borrower and the Lender, dated as of the date of this Agreement, in form and substance satisfactory to the Lender, pursuant to which the Borrower grants to the Lender a first priority lien and security interest in the Assets and any and all other property now or hereinafter owned by the Borrower, including without limitation the Borrower's Accounts, Chattel Paper, Contracts, Documents,
Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property and Proceeds, as such terms are defined in the Uniform Commercial Code enacted in the Commonwealth of Pennsylvania ("UCC").





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                                   ARTICLE II

                              CREDIT ACCOMMODATIONS

         2.1 Loan. Subject to the terms and conditions hereof and in reliance on the representations and warranties made by the Borrower and/or WWWX in this Agreement, the Guaranty and the Merger Agreement, the Lender agrees to lend to the Borrower up to $2,000,000 (the "Loan"). The Borrower agrees to use the proceeds of the Loan only for the following purposes:

                  (a) $800,000 shall be used to fund a portion of the cash purchase price for the Assets payable to WWWX under the terms of the Acquisition Agreement; and

                  (b) the balance shall be used to fund the working capital needs of the entrade Business.

         2.2 Disbursement of Loan Proceeds. At the Closing the Lender shall make an initial disbursement of the Loan proceeds to the Borrower in the amount of $800,000, to fund the cash payment to WWWX as set forth in section 2.1(a), plus $600,000, to fund the working capital needs of the entrade Business during the first 90 days following the Closing Date, for an aggregate initial disbursement of $1,400,000. If at the end of the aforesaid 90 day period (a) closing under the Merger Agreement has not occurred, and the Merger Agreement has not been otherwise terminated, (b) no Default has occurred and is continuing under this Agreement or any of the other Loan Documents, and (c) the Borrower has made a written request for additional funds (collectively, the "Conditions to Subsequent Disbursements"), then upon receipt of such notice the Lender shall promptly make a second disbursement of the Loan proceeds to the Borrower in the amount of $200,000, to fund the working capital needs of the entrade Business for the following 30 days. The Lender shall thereafter make up to two additional disbursements of $200,000 each, at the end of the aforesaid 30 day period and at the end of the next succeeding 30 day period, provided that in each such instance the Conditions to Subsequent Disbursements have been met at such time. In no event shall the advances of Loan proceeds hereunder at any time exceed $2,000,000 in the aggregate, plus accrued interest.

         2.3 Payments. Except as otherwise provided in Section 6.5 of the Merger Agreement, the entire outstanding principal balance of the Loan shall be due and payable in one lump sum payment on that date (the "Maturity Date") which is the earlier to occur of (a) the "Closing Date" defined in the Merger Agreement, or
(b) the date on which the Merger Agreement is otherwise terminated and the Merger abandoned. Payment shall be by wire transfer of good funds to such account or accounts as the Lender shall by notice in writing advise the Borrower.

         2.4 Interest. During the period from the Closing Date through the Maturity Date, the Loan shall bear interest at the applicable Federal rate, which shall accrue monthly and be added to the principal balance. After the occurrence and during the continuance of an Event of Default, interest on the outstanding principal balance of the Loan shall accrue and be payable, on demand,




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at a per annum  rate (the  "Default  Rate")  equal to the  lesser of (a)  twelve percent (12%) per annum, or (b) the maximum rate of interest permissible under applicable laws.

         2.5 Note. The obligations of the Borrower to repay the aggregate outstanding principal under the Loan and to pay accrued interest thereon shall be evidenced by a promissory note of the Borrower (the "Note"), in form and substance satisfactory to the Lender, to be executed and delivered to the Lender concurrently with the execution and delivery of this Agreement.

         2.6 Prepayment. The Borrower shall be permitted to make prepayments with respect to the Loan without premium or penalty.

         2.7 Collateral Security. (a) As security for the prompt payment, performance, satisfaction and discharge when due of all the Obligations, the Borrower shall execute and deliver or shall cause to be executed and delivered to the Lender, concurrently with the execution of this Agreement, the Pledge Agreement, the Security Agreement, and such other documents and agreements as may be required to perfect a first-priority lien and security interest in the Assets, the Pledged Securities, and any and all other assets of the Borrower, in favor of the Lender.

         (b) Notwithstanding the foregoing, it is acknowledged and agreed by the Lender that, following the Closing, the Borrower may transfer the BarterOne
Assets to entrade. The Lender hereby consents to the aforesaid transfer, provided that: (i) entrade shall take title to the BarterOne Assets under and subject to the Lender's first priority lien and security interest therein, and shall execute and deliver to the Lender such UCC financing statements and other documents as may be required to assure the continued perfection of the Lender's security interest therein, and (ii) the entrade Interest shall be pledged to the Lender under the terms and conditions of the Pledge Agreement.


                                   ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         In order to induce the Lender to execute and deliver this Agreement and to make the Loan available to the Borrower, the Borrower represents and warrants to the Lender that, as of the date hereof:

         3.1 Organization and Good Standing. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, and is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of any other state of the United States in which the character of its properties or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified or to be in good standing would not have a material adverse effect on its financial condition.






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         3.2 Authorization,  Validity and Effect of Loan Documents. The Borrower
has the requisite corporate power and authority to execute and deliver this Agreement and the other Loan Documents. The consummation by the Borrower of the transactions described herein has been duly authorized by all requisite corporate action, and neither the execution and delivery of this Agreement nor
the  consummation  of  the   transactions   described  herein  by  the  Borrower
constitutes a violation or breach of applicable law or any contract or instrument to which the Borrower is a party or by which it is bound, or any order, writ, injunction, decree or judgment applicable to it, or constitutes a default (or would but for the giving of notice or lapse of time or both, constitute a default) under any contract or instrument to which the Borrower is a party or by which it is bound, or conflicts with or violates any provision of the Articles of Incorporation or By-Laws of the Borrower. Without limiting the generality of the foregoing provisions, the execution and delivery by the Borrower of this Agreement and the other Loan Documents and the consummation of the transactions described herein and therein will not, to the Borrower's knowledge, (i) result in a violation or default or give to any other person any rights, including rights of termination, cancellation or acceleration under any applicable law, rule or regulation, any agreement, instrument or policy to which the Borrower is a party or may be bound, (ii) result in any judgment, order, injunction, decree or ruling of any court or governmental authority to which the Borrower is a party or subject or (iii) require any authorization, consent,
approval,   exemption  or  other  action  by  any  court  or  administrative  or governmental body which has not been obtained or any notice to or filing with any court or administrative or governmental body which has not been given or done. This Agreement has been duly executed and delivered by the Borrower and constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms.

         3.3 Pending Litigation. There are no actions, suits, proceedings or investigations pending, or, to the knowledge of the Borrower, threatened against or affecting the Borrower before any court, arbitrator or administrative or governmental body which, in the aggregate, would reasonably be expected to adversely affect any action taken or to be taken by the Borrower under this Agreement and the other Loan Documents or which, in the aggregate, would reasonably be expected to materially adversely affect the properties or financial position of the Borrower, or the ability of the Borrower to perform its obligations under this Agreement and the other Loan Documents.

         3.4 Title to Collateral. The Borrower owns outright, and has good and marketable title to, all of the Collateral free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or other encumbrances or conflicting claims of any nature whatsoever, except as otherwise disclosed in the Acquisition Agreement.

         3.5 No Untrue Statements. To the Borrower's knowledge, neither this Agreement, the Loan Documents nor any other document, certificate or statement furnished or to be furnished by the Borrower or by any other party to the Lender in connection herewith contains, or at the time of delivery will contain, any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.





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                                   ARTICLE IV

                CONDITIONS PRECEDENT TO THE LENDER'S OBLIGATIONS

         As a condition precedent to the Lender's obligations hereunder, the Borrower shall deliver or cause to be delivered to the Lender at the Closing the following:

                  (a)     This Agreement, duly executed by the Borrower;

                  (b)     The Note, duly executed by the Borrower;

                  (c)     The Security Agreement, duly executed by the Borrower;

                  (d)     The Pledge Agreement, duly executed by the Borrower;

                  (e)     The Guaranty, duly executed by WWWX;

                  (f) Such other documents, instruments, and agreements as the Lender may reasonably request


                                    ARTICLE V

                      AFFIRMATIVE COVENANTS OF THE BORROWER

         The Borrower hereby covenants and agrees that from the Closing Date until satisfaction in full of the Obligations, unless the Lender shall otherwise consent in writing, the Borrower shall do the following:

         5.1 Use of Proceeds. Use the proceeds of the Loan for the purposes specified in Section 2.1 of this Agreement.

         5.2 Taxes. Pay all taxes, assessments, charges and levies imposed upon it or on any of its property (including the Collateral) as and when due, and provide evidence of payment thereof to the Lender if the Lender so requests, except where contested in good faith by lawful and appropriate proceedings.

         5.3 Notice of Litigation or other Proceedings. Give prompt notice to the Lender of: (a) the existence of any dispute, (b) the institution of any litigation, administrative proceeding or governmental investigation involving the Borrower or (c) the entry of any judgment, decree or order against or involving the Borrower, any of which would materially and adversely affect the financial condition or property (including the Collateral) of the Borrower or affect the enforceability of this Agreement or any of the other Loan Documents.






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         5.4 Notice of Events of Default.  Give  prompt  notice to the Lender if the Borrower becomes aware of the occurrence of any Default or Event of Default hereunder or under the Merger Agreement.

         5.5 Further Actions. At the Borrower' own expense, cooperate and join with the Lender in taking all such further actions as the Lender, in its sole judgment, shall deem necessary to effectuate the provisions of the Loan Documents.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

         An event of default ("Event of Default") under this Agreement shall be deemed to exist if any one or more of the following events occurs and is continuing, whatever the reason therefor:

         6.1 Borrower' Failure to Pay. The Borrower fails to pay any amount of principal, interest, or other sums as and when due to the Lender under this Agreement or any of the Loan Documents, whether upon stated maturity, acceleration, or otherwise.

         6.2 Breach of Covenants or Conditions. The Borrower fails to perform or observe any other material, term, covenant, agreement or condition in this Agreement or any of the other Loan Documents, and has not remedied and fully cured such non-performance, non-observance, violation of or non-compliance within thirty (30) days after the earlier of (a) the date that the Borrower has knowledge of such violation, or (b) the date that the Borrower has written notice thereof from the Lender.

         6.3 Defaults in Other Agreements. The Borrower fails to perform or observe any material term, covenant, agreement or condition contained in, or there shall occur any material default under or as defined in, (a) any other agreement applicable to the Borrower or by which it is bound which shall not be remedied within the period of time (if any) within which such other agreement permits such default to be remedied, unless such default is waived in writing by the other party thereto or excused as a matter of law; or (b) any agreement the Borrower has with the Lender, including without limitation the Merger Agreement.

         6.4 Agreements Invalid. The validity, binding nature of, or enforceability of any material term or provision of any of the Loan Documents is disputed by, on behalf of, or in the right or name of the Borrower or any material term or provision of any such Loan Document is found or declared to be invalid, avoidable, or non-enforceable by any court of competent jurisdiction.

         6.5 False Warranties; Breach of Representations. Any warranty or representation made by the Borrower and/or WWWX in this Agreement, the Merger Agreement, the Guaranty or any other Loan Document or in any certificate or other writing delivered under or pursuant to this Agreement or any other Loan Document, or in connection with any provision of this Agreement or






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related to the  transactions  described herein shall prove to have been false or incorrect or breached in any material respect on the date as of which made.

         6.6 Judgments. A final judgment or judgments is entered, or an order or orders of any judicial authority or governmental entity is issued against the Borrower (such judgment(s) and order(s) hereinafter collectively referred to as ("Judgment"): (a) for payment of money, which Judgment, in the aggregate would have a material adverse effect on the financial condition of the Borrower or (b) for injunctive or declaratory relief which would have a material adverse effect on the financial condition of the Borrower, and such Judgment is not discharged or execution thereon or enforcement thereof stayed pending appeal, within thirty
(30) days after entry or issuance thereof, or, in the event of such a stay, such Judgment is not discharged within thirty (30) days after such stay expires.

         6.7      Bankruptcy or Insolvency.

                  (a) Either the Borrower or the Guarantor becomes insolvent, or generally fails to pay, or is generally unable to pay, or admits in writing its inability to pay, its debts as they become due or applies for, consents to, or acquiesces in, the appointment of a trustee, receiver or other custodian, as the case may be, of a substantial part of its property, or makes a general assignment for the benefit of creditors.

                  (b) Either the Borrower or the Guarantor commences any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding.

                  (c) Any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is involuntarily commenced against or in respect of either the Borrower or the Guarantor, and such involuntary case or proceeding shall remain undismissed and unstayed for a period of sixty (60) days, or an order for relief is entered in any such case or proceeding.

                  (d) A trustee, receiver, or other custodian is appointed for either the Borrower or the Guarantor of a substantial part of its property.


                                   ARTICLE VII

                                    REMEDIES

         7.1      Acceleration; Setoff.

                  (a) Automatically upon the occurrence of any Event of Default described in Section 6.7 of this Agreement, and in the sole discretion of the Lender upon the occurrence of any other Event of Default, the unpaid principal balance of the Loan, all interest accrued and unpaid thereon (if any), and all other amounts and Obligations payable by the Borrower under this




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Agreement and the other Loan Documents shall immediately  become due and payable in full, all without protest, presentment, demand, or further notice of any kind to the Borrower, all of which are expressly waived by the Borrower;

                  (b) Upon the occurrence of any one or more Events of Default, the Lender may proceed to protect and enforce its rights under this Agreement and the other Loan Documents by exercising such remedies as are available to the Lender in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any provision contained in this Agreement or any of the other Loan Documents or in aid of the exercise of any power granted in this Agreement or any of the other Loan Documents; and

                  (c) The Borrower waives and releases any right to require the Lender to collect any of the Obligations from any item of its assets and properties under any theory of marshaling of assets, or otherwise, and specifically authorizes the Lender to apply any proceeds of such assets and properties ("Proceeds") against any of the Obligations in any manner that the Lender may determine.

                  (d) The Lender shall apply all Proceeds first, to the payment of the reasonable costs and expenses incurred by the Lender in connection with collection; second, in payment of the Obligations evidenced by the Note
(including any interest thereon) or any extension, renewal, refinancing or refunding thereof, first to interest and then to principal; and third, in payment of Obligations (including interest thereon) other than those described above; and

                  (e) If such Proceeds are insufficient to pay all of the foregoing and any other amounts required by law, the Borrower shall be liable for any deficiency.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Remedies Cumulative; No Waiver. The rights, powers and remedies of the Lender provided in this Agreement and the other Loan Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity, and no failure or delay on the part of the Lender in the exercise of any right, power, or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

         8.2 Notices. Every notice and communication under this Agreement or any of the other Loan Documents shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), (c) reliable overnight commercial courier (charges prepaid), or (d) telecopy or other means of electronic transmission, if confirmed promptly by any of the methods specified in clauses (a), (b) and (c) of this sentence, to the addresses for notices to the parties set forth in the Merger Agreement. Notice given by telecopy or other means of electronic transmission shall be deemed to have been given and received when sent if sent on a business day, otherwise on the next business day immediately thereafter. Notice by overnight courier shall be deemed to have been




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given and received on the date  scheduled for delivery.  Notice by mail shall be deemed to have been given and received three (3) calendar days after the date first deposited in the United States Mail. Notice by hand delivery shall be deemed to have been given and received upon delivery. A party may change its address by giving written notice to the other party as specified herein.

         8.3 Survival of Covenants. This Agreement and all covenants, agreements, representations and warranties made herein and in any certificates delivered pursuant hereto shall survive the making of the Loan and the execution and delivery of the Note and shall continue in full force and effect until all of the Obligations have been fully paid, performed, satisfied and discharged.

         8.4 Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement.

         8.5 Headings. The headings of sections have been included herein for convenience only and shall not be considered in interpreting this Agreement.

         8.6 Judicial Proceedings. Each party to this Agreement agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party, on or with respect to this Agreement or the dealings of the parties with respect hereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. Further, each party waives any right it may have to claim or recover, in any such suit, action or proceeding, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS
SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT THE LENDER WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

         8.7 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania.

         8.8 Integration. This Agreement, together with the Merger Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

         8.9 Amendment and Waiver. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. Any such waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall




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entitle  the  Borrower  to any  other or  further  notice or demand in the same, similar or other circumstances.

         8.10 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided however, that the Borrower shall not assign this Agreement, or any rights or duties arising hereunder, without the express prior written consent of the Lender, which consent shall not be unreasonably withheld.

         8.11 Severability of Provisions. Any provision in this Agreement that is held to be inoperative, unenforceable, voidable, or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

         8.12 Consent to Jurisdiction and Service of Process. The Borrower hereby consents that any action or proceeding against it be commenced and maintained in any court within the Commonwealth of Pennsylvania or in the United States District Court for the Eastern District of Pennsylvania by service of process on any officer of the Borrower or by mailing a copy of the summons and complaint by certified mail, return receipt requested, to the address of the Borrower; and the Borrower hereby agrees that the courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania shall have jurisdiction with respect to the subject matter hereof and the person of the Borrower. Notwithstanding the foregoing, the Lender, in its absolute discretion may also initiate proceedings in the courts of any other jurisdiction in which the Borrower may be found or in which any of its properties may be located.

         8.13     Indemnification.

                  (a) If, after receipt of any payment of all or any part of the Obligations, the Lender is compelled to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement and the other Loan Documents shall continue in full force and effect, and the Borrower shall be liable for, and shall indemnify, defend and hold harmless the Lender with respect to the full amount so surrendered.

                  (b) The provisions of this Section shall survive the termination of this Agreement and the other Loan Documents and shall be and remain effective notwithstanding the payment of the Obligations, the cancellation of the Note, or any other action which the Lender may have taken in reliance upon its receipt of such payment. Any cancellation of the Note, or other such action shall be deemed to have been conditioned upon any payment of the Obligations having become final and irrevocable.






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         IN WITNESS  WHEREOF,  the undersigned  have caused this Agreement to be duly executed on the date first above written.

ATTEST:                                              NA ACQUISITION CORP.



By: __________________________                       By: ____________________
      Title:                                               Title:


                                                     ARTRA GROUP INCORPORATED



                                                     By: ____________________
                                                           Title:






























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